EXHIBIT 21

SUBSIDIARIES OF THE COMPANY

The following is a list of subsidiaries of the Company as of December 31, 2007, omitting some subsidiaries which, considered in the aggregate, would not constitute a significant subsidiary.

NAME	Where Incorporated
412357 Ontario Inc.	Canada
A S Ruffel (Mozambique) Limitada	Mozambique
A.S. Ruffel (Private) Limited	Zimbabwe
A/O Pfizer	Russia
Adenylchemie GmbH	Germany
Agouron Pharmaceuticals, Inc.	California
Alginate Industries (Ireland) Ltd.	Ireland
American Food Industries, Inc.	Delaware
Andean Services S.A.	Colombia
Angiosyn, Inc.	Delaware
Balverda S.R.L.	Italy
BINESA 2002, S.L.	Spain
Biocor Animal Health Inc.	Delaware
Bioindustria Farmaceutici S.R.L.	Italy
Bioren, Inc.	Delaware
BioRexis Pharmaceutical Corporation	Delaware
Biosearch Manufacturing S.r.l.	Italy
Blue Whale Re Ltd.	Vermont
C.P. Pharmaceuticals International C.V.	Netherlands
Capsugel (Thailand) Co. Ltd.	Thailand
Capsugel Belgium BVBA	Belgium
Capsugel de Mexico, S. de R.L. de C.V.	Mexico
Capsugel France	France
Capsugel Healthcare Limited	India
Capsugel Japan Inc. (KK)	Japan
Capsugel Ploermel	France
CARDEL	France
Centrofarma, Sociedad Anonima	Guatemala
Ceuticlab Laboratorios de Produtos Farmaceuticos, Lda.	Portugal
Charlie Papa Operations, LLC	New Jersey
CHC Direct LLC	Delaware
Compania Farmaceutica Upjohn, S.A.	Guatemala
Consumer Health Products (Minority Interests) Company	United Kingdom
Continental Farmaceutica, S.L.	Spain
Continental Pharma, Inc.	Delaware
Davis Medica, Sociedad Limitada, Sociedad Unipersonal	Spain
Distribuidora Mercantil Centro Americana, S.A.	Delaware
Duchem Laboratories Limited	India
Embrex Bio-Tech Trade (Shanghai) Co., Ltd.	People’s Republic of China
Embrex De Mexico S. de R.L. de C.V.	Mexico
Embrex Europe Limited	United Kingdom
Embrex France	France
Embrex Iberica s.l.	Spain
Embrex Poultry Health, LLC	North Carolina
Embrex Sales, Inc.	North Carolina
Embrex, Inc.	North Carolina
Esperion LUV Development, Inc.	Delaware
Esperion Therapeutics, Inc.	Delaware
Farminova Produtos Farmaceuticos de Inovacao, Lda.	Portugal
Farmitalia Carlo Erba Limited	United Kingdom

Farmogene Productos Farmaceuticos Lda.	Portugal
G. D. Searle & Co. Limited	United Kingdom
G. D. Searle (Thailand) Limited	Thailand
G. D. Searle International Capital LLC	Delaware
G. D. Searle LLC	Delaware
G. D. Searle South Africa (Pty) Ltd.	South Africa
Gödecke GmbH	Germany
Gödecke OTC Beteiligungs GmbH	Germany
Greenstone LLC	Delaware
Hepar Contribution LLC	Delaware
Idun Pharmaceuticals, Inc.	Delaware
Inovoject do Brasil Limitada	Brazil
International Affiliated Corporation LLC	Delaware
Invicta Farma, S.A.	Spain
J B Tillott Limited	United Kingdom
Jouveinal Holland B.V.	Netherlands
Kenfarma, S.A.	Spain
Keystone Chemurgic Corporation	Delaware
Kiinteistö oy Espoon Pellavaniementie 14	Finland
Kiinteistö Oy Helsingin Tietokuja	Finland
Kommanditbolaget Hus Gron	Sweden
Korea Pharma Holding Company Limited	Hong Kong
Laboratoires Pfizer SA	Morocco
Laboratorios Laprofa, Sociedad Anonima	Guatemala
Laboratorios Parke Davis, S.L.	Spain
Laboratorios Pfizer Ltda.	Brazil
Laboratórios Pfizer, Lda.	Portugal
Lothian Developments V SPRL	Belgium
MED Urological, Inc.	Minnesota
Mederio AG	Switzerland
Meridica Limited	United Kingdom
Monterey Kelp Corporation	California
MTG Divestitures Handels GmbH	Austria
MTG Divestitures Limited	United Kingdom
MTG Divestitures LLC	Delaware
Nefox Farma, S.A.	Spain
Nostrum Farma, S.A.	Spain
O.C.T. (Thailand) Ltd.	Thailand
Orsim	France
PanServ Personalberatungs- und Anzeigenservice GmbH	Germany
Paris Montrouge II (Nederland) B.V.	Netherlands
Paris Montrouge II SARL	France
Parke Davis & Co. Limited	Isle of Jersey
Parke Davis International Limited	Bahamas
Parke Davis Productos Farmaceuticos Lda.	Portugal
Parke Davis Pty Limited	Australia
Parke, Davis & Company Limited	Pakistan
Parke, Davis & Company LLC	Michigan
Parke-Davis GmbH	Germany
Parke-Davis Manufacturing Corp.	Delaware
Parke-Davis Sales Corporation	Virgin Islands
P-D Co., Inc.	Delaware
Pfidev3 (S.A.S.)	France
Pfidev4 (S.A.S.)	France
Pfizer (China) Research and Development Co. Ltd.	People’s Republic of China
Pfizer (Malaysia) Sdn Bhd	Malaysia
Pfizer (Perth) Pty Limited	Australia
Pfizer (S.A.S.)	France

Pfizer (Thailand) Limited	Thailand
Pfizer A.G.	Switzerland
Pfizer A/S	Norway
Pfizer AB	Sweden
Pfizer Africa & Middle East for Pharmaceuticals, Animal Health &
Chemicals S.A.E.	Egypt
Pfizer Afrique de L’Ouest	Senegal
Pfizer Algerie Sante et Nutrition Animale s.p.a.	Algeria
Pfizer Animal Health B.V.	Netherlands
Pfizer Animal Health Korea Ltd.	South Korea
Pfizer Animal Health MA EEIG	United Kingdom
Pfizer Animal Health SA	Belgium
Pfizer ApS	Denmark
Pfizer Asia Contract Operations Pte. Ltd.	Singapore
Pfizer Asia Holdings B.V.	Netherlands
Pfizer Asia Manufacturing PTE. Ltd.	Singapore
Pfizer Asia Pacific Pte Ltd.	Singapore
Pfizer Australia Holdings Pty Limited	Australia
Pfizer Australia Pty Limited	Australia
Pfizer Australia Superannuation Pty Ltd.	Australia
Pfizer B.V.	Netherlands
Pfizer Berlin GmbH	Germany
Pfizer Beteiligungs-G.m.b.H.	Germany
Pfizer Bolivia S.A.	Bolivia
Pfizer Canada Inc.	Canada
Pfizer Caribe Limited	Guernsey
Pfizer Chile S.A.	Chile
Pfizer Cia. Ltda.	Ecuador
Pfizer Consumer Inc.	Japan
Pfizer Continental Holdings SARL	Luxembourg
Pfizer Continental Services LLC	Delaware
Pfizer Convention III LLC	Delaware
Pfizer Convention IV LLC	Delaware
Pfizer Co-Promotions Limited	Isle of Jersey
Pfizer Cork Limited	Ireland
Pfizer Corporation	Panama
Pfizer Corporation Austria Gesellschaft m.b.H.	Austria
Pfizer Corporation Hong Kong Limited	Hong Kong
Pfizer Croatia d.o.o.	Croatia
Pfizer Deutschland GmbH	Germany
Pfizer Distribution Company	Ireland
Pfizer Distribution Services	Belgium
Pfizer Domestic Ventures Limited	Isle of Jersey
Pfizer Dominicana, S.A.	Dominican Republic
Pfizer Egypt S.A.E.	Egypt
Pfizer Enterprises Inc.	Delaware
Pfizer Enterprises SARL	Luxembourg
Pfizer ESP Pty Ltd.	Australia
Pfizer Europe Holdings SARL	Luxembourg
Pfizer Europe MA EEIG	United Kingdom
Pfizer Europe Services LLC	Delaware
Pfizer European Service Center BVBA	Belgium
Pfizer Export AB	Sweden
Pfizer Export Company	Ireland
Pfizer Finance GmbH & Co. KG	Germany
Pfizer Finance International	Ireland
Pfizer Finance Share Service (Dalian) Co., Ltd.	People’s Republic of China
Pfizer Finance Verwaltungs GmbH	Germany

Pfizer Financial Services NV/SA	Belgium
Pfizer Fundings International	Ireland
Pfizer Global Holdings B.V.	Netherlands
Pfizer Global Investments SARL	Luxembourg
Pfizer Global Supply	Ireland
Pfizer Global Trading	Ireland
Pfizer GmbH	Germany
Pfizer Group Limited	United Kingdom
Pfizer H.C.P. Corporation	New York
Pfizer Health AB	Sweden
Pfizer Health Solutions Inc.	Delaware
Pfizer Healthcare Consultant (Shanghai) Co., Ltd.	People’s Republic of China
Pfizer Healthcare Ireland	Ireland
Pfizer Hellas, A.E.	Greece
Pfizer HK Service Company Limited	Hong Kong
Pfizer Holding France (S.C.A.)	France
Pfizer Holding Italy S.p.A.	Italy
Pfizer Holding und Verwaltungs G.m.b.H.	Germany
Pfizer Holding Ventures	Ireland
Pfizer Holdings B.V.	Netherlands
Pfizer Holdings Bermuda Ltd.	Bermuda
Pfizer Holdings Europe	Ireland
Pfizer Holdings International Luxembourg (PHIL) Sarl	Luxembourg
Pfizer Holdings Luxembourg SARL	Luxembourg
Pfizer Holdings Mexico, S. de R.L. de C.V.	Mexico
Pfizer Holdings Netherlands B.V.	Netherlands
Pfizer Holdings Turkey Limited	Isle of Jersey
Pfizer Hungary Asset Management LLC	Hungary
Pfizer Ilaclari Limited Sirketi	Turkey
Pfizer International Bank Europe	Ireland
Pfizer International Corporation	Panama
Pfizer International Holdings	Ireland
Pfizer International LLC	New York
Pfizer International Luxembourg SA	Luxembourg
Pfizer International Operations (S. A. S.)	France
Pfizer International Trading (Shanghai) Limited	People’s Republic of China
Pfizer Inventory Co.	Delaware
Pfizer Investment Capital	Ireland
Pfizer Investment Co. Ltd.	People’s Republic of China
Pfizer Ireland Pharmaceuticals	Ireland
Pfizer Ireland Pharmaceuticals	Ireland
Pfizer Ireland Ventures	Ireland
Pfizer Italia S.r.l.	Italy
Pfizer Japan Inc.	Japan
Pfizer Jersey Capital Limited	Isle of Jersey
Pfizer Jersey Company Limited	Isle of Jersey
Pfizer Jersey Finance Limited	Isle of Jersey
Pfizer Laboratories (Pty) Limited	South Africa
Pfizer Laboratories Limited	Kenya
Pfizer Laboratories Limited	Pakistan
Pfizer Limitada	Angola
Pfizer Limited	Taiwan
Pfizer Limited	Tanzania
Pfizer Limited	Thailand
Pfizer Limited	Uganda
Pfizer Limited	United Kingdom
Pfizer LLC	Russia
Pfizer Luxco Holdings Sarl	Luxembourg

Pfizer Luxco Production SARL	Luxembourg
Pfizer Luxembourg SARL	Luxembourg
Pfizer Manufacturing Belgium NV	Belgium
Pfizer Manufacturing Deutschland GmbH	Germany
Pfizer Manufacturing Frankfurt GmbH	Germany
Pfizer Manufacturing Frankfurt Verwaltungs GmbH	Germany
Pfizer Manufacturing LLC	Delaware
Pfizer Manufacturing Services	Ireland
Pfizer Medical Technology Group (Belgium) N.V.	Belgium
Pfizer Middle East for Pharmaceuticals, Animal Health and
Chemicals S.A.E.	Egypt
Pfizer Namibia (Proprietary) Limited	Namibia
Pfizer New Zealand Limited	New Zealand
Pfizer OTC B.V.	Netherlands
Pfizer OTC Beteiligungs GmbH	Germany
Pfizer Overseas LLC	Delaware
Pfizer Oy	Finland
Pfizer Participations SARL	Luxembourg
Pfizer Pension Trustees (Ireland) Limited	Ireland
Pfizer Pension Trustees Ltd.	United Kingdom
Pfizer PGM (S.A.S.)	France
Pfizer PGRD (S.A.S.)	France
Pfizer Pharm Algerie	Algeria
Pfizer Pharma GmbH	Germany
Pfizer Pharma Trade LLC	Egypt
Pfizer Pharmaceutical (Wuxi) Co., Ltd.	People’s Republic of China
Pfizer Pharmaceutical India Pvt. Ltd.	India
Pfizer Pharmaceutical Trading Limited Liability
Company (a/k/a Pfizer Kft. or Pfizer LLC)	Hungary
Pfizer Pharmaceuticals B.V.	Netherlands
Pfizer Pharmaceuticals Israel Ltd.	Israel
Pfizer Pharmaceuticals Jersey Limited	Isle of Jersey
Pfizer Pharmaceuticals Korea Limited	South Korea
Pfizer Pharmaceuticals Limited	Cayman Islands
Pfizer Pharmaceuticals LLC	Delaware
Pfizer Pharmaceuticals Ltd.	People’s Republic of China
Pfizer Pharmaceuticals Tunisie Sarl	Tunisia
Pfizer Pigments Inc.	Delaware
Pfizer Polska Sp. z.o.o.	Poland
Pfizer Precision Holdings SARL	Luxembourg
Pfizer Prev - Sociedade de Previdencia Privada	Brazil
Pfizer Private Limited	Malaysia
Pfizer Private Ltd.	Singapore
Pfizer Production LLC	Delaware
Pfizer Products Inc.	Connecticut
Pfizer Products India Private Limited	India
Pfizer Romania SRL	Romania
Pfizer S.A.	Colombia
Pfizer S.A.	Peru
Pfizer S.G.P.S. Lda.	Portugal
Pfizer S.R.L.	Argentina
Pfizer SA (Belgium)	Belgium
Pfizer Saidal Manufacturing	Algeria
Pfizer Science and Technology Ireland Limited	Ireland
Pfizer Service Company BVBA	Belgium
Pfizer Service Company Ireland	Ireland
Pfizer Services 1 (S.N.C.)	France
Pfizer Services 2 (S.N.C.)	France

Pfizer Services LLC	Delaware
Pfizer Shared Services	Ireland
Pfizer Shareholdings Intermediate SARL	Luxembourg
Pfizer Singapore Trading Pte. Ltd.	Singapore
Pfizer Specialities Ghana	Ghana
Pfizer Specialties Limited	Nigeria
Pfizer Sterling Investments Limited	Isle of Jersey
Pfizer Suzhou Animal Health Products Co., Ltd.	People’s Republic of China
Pfizer Suzhou Pharmaceutical Co., Ltd.	People’s Republic of China
Pfizer Technologies Limited	United Kingdom
Pfizer Trading Polska sp.z.o.o.	Poland
Pfizer Tunisie SA	Tunisia
Pfizer UK Group Limited	United Kingdom
Pfizer Vaccines LLC	Delaware
Pfizer Venezuela, S.A.	Venezuela
Pfizer Ventures Limited	Isle of Jersey
Pfizer Warner Lambert Luxembourg SARL	Luxembourg
Pfizer Zona Franca, S.A.	Costa Rica
Pfizer, Inc.	Philippines
Pfizer, S.A.	Costa Rica
Pfizer, S.A.	Spain
Pfizer, S.A. de C.V.	Mexico
Pfizer, spol. s r.o	Czech Republic
Pharmacia & Upjohn Cambridge Limited	United Kingdom
Pharmacia & Upjohn Company LLC	Delaware
Pharmacia & Upjohn Company, Inc.	Delaware
Pharmacia & Upjohn Holding Company	Delaware
Pharmacia & Upjohn LLC	Delaware
Pharmacia & Upjohn Management Company Limited	United Kingdom
Pharmacia & Upjohn S.p.A.	Italy
Pharmacia & Upjohn Trading Corporation	Michigan
Pharmacia & Upjohn, S.A. de C.V.	Mexico
Pharmacia (South Africa) (Pty) Ltd.	South Africa
Pharmacia Africa Ltd.	United Kingdom
Pharmacia Animal Health Limited	United Kingdom
Pharmacia Asia Limited	Hong Kong
Pharmacia Australia Pty Ltd.	Australia
Pharmacia B.V.	Netherlands
Pharmacia Brasil Ltda.	Brazil
Pharmacia Corporation	Delaware
Pharmacia de Centroamerica S.A.	Panama
Pharmacia de Mexico, S.A. de C.V.	Mexico
Pharmacia Diagnostics Verwaltungs GmbH	Germany
Pharmacia Europe EEIG	United Kingdom
Pharmacia GmbH	Germany
Pharmacia Grupo Pfizer, S.L.	Spain
Pharmacia Hepar Inc.	Delaware
Pharmacia Holding AB	Sweden
Pharmacia Ilac Sanayi ve Ticaret Limited Sirketi	Turkey
Pharmacia Inter-American LLC	Michigan
Pharmacia International B.V.	Netherlands
Pharmacia International Inc.	South Dakota
Pharmacia International SARL	Switzerland
Pharmacia Ireland Limited	Ireland
Pharmacia Korea Ltd.	South Korea
Pharmacia Laboratories Limited	United Kingdom
Pharmacia Learning Center Corporation	Delaware
Pharmacia Limited	United Kingdom

Pharmacia Limited Company	Michigan
Pharmacia Little Island Limited	Ireland
Pharmacia Malaysia Sdn Bhd.	Malaysia
Pharmacia Pharmatrade LLC	Hungary
Pharmacia Polska Sp.z.o.o.	Poland
Pharmacia S.A.	Peru
Pharmacia Searle Limited	United Kingdom
Pharmacia Singapore Pte Ltd.	Singapore
Pharmacia UK Holding Company (in liquidation)	United Kingdom
Pharmacia UK Limited	United Kingdom
Pharmacia United, Inc.	Philippines
Pharmacia-Pfizer EEIG	United Kingdom
PHS Sub, Inc.	Delaware
PowderJect Research Limited	United Kingdom
PowderJect Therapeutics, Inc.	Delaware
PowderJect Vaccines, Inc.	Delaware
PowderMed Limited	United Kingdom
PowderMed Vaccines, Inc.	Delaware
PowderMed, Inc.	Delaware
ProRe SA	Luxembourg
Prosec (Ireland) Limited	Ireland
Prosec Forsakrings AB (Prosec Insurance Co. Ltd.)	Sweden
PT. Capsugel Indonesia	Indonesia
PT. Pfidex Pharma	Indonesia
PT. Pfizer Indonesia	Indonesia
Quigley Company, Inc.	New York
Renrall LLC	Wyoming
Rinat Neuroscience Corp.	Delaware
Rivepar	France
Roerig B.V.	Netherlands
Roerig Produtos Farmaceuticos, Lda.	Portugal
Roerig S.A.	Chile
Roerig, Inc.	Philippines
Roerig, S.A.	Venezuela
Searle & Co.	Delaware
Searle Argentina S.R.L.	Argentina
Searle Belgium BVBA	Belgium
Searle Chemicals, Inc.	Delaware
Searle de Mexico S.A. de C.V.	Mexico
Searle GmbH	Germany
Searle Holdings B. V.	Netherlands
Searle Invest B. V.	Netherlands
Searle Laboratorios, Lda.	Portugal
Searle LLC	Nevada
Searle Ltd.	Bermuda
Sefarma S.r.l.	Italy
Sensus Drug Development Corporation	Delaware
Shiley International	California
Shiley LLC	California
Sinergis Farma-Produtos Farmaceuticos, Lda.	Portugal
Site Realty, Inc.	Delaware
SmithKline Beecham Animal Health (SWA) (Pty) Ltd.	Namibia
Solinor Investments SARL	Luxembourg
Solinor LLC	Delaware
Substantia (S.A.S.)	France
Sugen, Inc.	Delaware
Suzhou Capsugel Ltd.	People’s Republic of China
Swordfish Holding GmbH	Germany

Tabor Corporation	Delaware
The Pfizer Incubator LLC	Delaware
The Kodiak Company Ltd.	Bermuda
The Upjohn Holding Company M LLC	Delaware
The Upjohn Manufacturing Company LLC	Delaware
Thorney Company	Ireland
Upjohn International Holding Company	Delaware
Upjohn International Inc.	Michigan
Upjohn Laboratorios Lda.	Portugal
Upjohn Pharmaceuticals Limited	Delaware
Vaccination Services S. de R. L. de C.V.	Mexico
Viagra Ltd.	United Kingdom
Vicuron Pharmaceuticals Inc.	Delaware
Vicuron Pharmaceuticals Italy S.r.l.	Italy
Vinci Farma, S.A.	Spain
Warner Lambert (UK) Limited	United Kingdom
Warner Lambert Company (M) Sdn Bhd	Malaysia
Warner Lambert Consumer Healthcare Pty Limited	Australia
Warner Lambert del Uruguay S.A.	Uruguay
Warner Lambert Ilac Sanayi ve Ticaret Limited Sirketi	Turkey
Warner Lambert Poland Sp.z.o.o.	Poland
Warner Lambert Pty Limited	Australia
Warner Lambert Zimbabwe (Private) Limited	Zimbabwe
Warner-Lambert (East Africa) Limited	Kenya
Warner-Lambert (Nigeria) Limited	Nigeria
Warner-Lambert (Tanzania), Limited	Tanzania
Warner-Lambert (Thailand) Limited	Thailand
Warner-Lambert Company AG	Switzerland
Warner-Lambert Company LLC	Delaware
Warner-Lambert de El Salvador, S.A. de C.V.	El Salvador
Warner-Lambert de Honduras, Sociedad Anonima	Honduras
Warner-Lambert de Puerto Rico, Inc.	Puerto Rico
Warner-Lambert GmbH	Germany
Warner-Lambert Guatemala, Sociedad Anonima	Guatemala
Warner-Lambert Ireland	Ireland
Warner-Lambert Kenya Limited	Kenya
Warner-Lambert Pottery Road Limited	Ireland
Warner-Lambert SA (Pty) Limited	South Africa
Warner-Lambert, S.A.	Delaware
Wilcox Sweets (Pty) Limited	South Africa
W-L (Europe)	United Kingdom
W-L (Portugal)	United Kingdom
W-L (Spain)	United Kingdom
WL de Guatemala, Sociedad Anonima	Guatemala
W-L LLC	Delaware
Yusafarm D.O.O.	Serbia